                          EXHIBIT INDEX

Exhibit No.               Description                Page
----------  --------------------------------------     --------------

10(g)       Certificate stating that a copy of the     Filed Herewith
            report for the previous quarter has
            been filed with interested state
            commissions.

Financial
Statement
No.                     Description                    Page
---------   ------------------------------------- --------------

1-A         New England Electric System           Filed Herewith
            Consolidated Income Statement for the
            quarter and six months ended June 30, 1998

1-B         New England Electric System           Filed Herewith
            Consolidated Balance Sheet as of
            June 30, 1998

2-A         New England Energy, Inc. Income       Filed Herewith
            Statement for the quarter and
            six months ended June 30, 1998

2-B         New England Energy, Inc. Balance      Filed Herewith
            Sheet as of June 30, 1998

3-A         Granite State Energy, Inc. Income     Filed Herewith
            Statement for the quarter and six
            months ended June 30, 1998

3-B         Granite State Energy, Inc. Balance    Filed Herewith
            Sheet as of June 30, 1998

4-A         AllEnergy, Marketing Company, L.L.C.(MA)   Filed Herewith
            Consolidated Income Statement for
            the quarter and six months ended
            June 30, 1998

4-B         AllEnergy, Marketing Company, L.L.C.(MA)   Filed Herewith
            Consolidated Balance Sheet as of
            June 30, 1998


5-A         New England Water Heater Co., Inc.    Filed Herewith
            Income Statement for the quarter ended
            June 30, 1998

5-B         New England Water Heater Co., Inc.    Filed Herewith
            Balance Sheet as of June 30, 1998

6-A         Weatherwise, USA, L.L.C. Income       Filed Herewith
            Statement for the quarter and six
            months ended June 30, 1998

6-B         Weatherwise USA, L.L.C. Balance       Filed Herewith
            Sheet as of June 30, 1998

7-A         Texas Liquids, L.L.C. Income          Filed Herewith
            Statement for the quarter and six
            months ended June 30, 1998

7-B         Texas Liquids, L.L.C. Balance         Filed Herewith
            Sheet as of June 30, 1998

                          EXHIBIT INDEX

Exhibit No.               Description                Page
----------  --------------------------------------     --------------


8-A         HydroServ, L.L.C. Income Statement    Filed Herewith
            for quarter and six months ended
            June 30, 1998

9-A         AllEnergy Marketing Company, L.L.C.(DE)    Filed Herewith
            Income Statement for the quarter ended
            June 30, 1998

9-B         AllEnergy Marketing Company, L.L.C.(DE)    Filed Herewith
            Balance Sheet as of June 30, 1998